Exhibit 32

Section 1350 Certification

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

(subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code)

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), each of the undersigned officers of  Handy & Harman Ltd., a Delaware corporation (the “Corporation”), does hereby certify that:

The Annual Report on Form 10-K for the year ended December 31, 2011 (the “Form 10-K”) of the Corporation fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Corporation.

__/s/ Glen M. Kassan

Glen M. Kassan

Principal Executive Officer

March 12, 2012

/s/ James F. McCabe, Jr.

James F. McCabe, Jr.

Principal Financial Officer

March 12, 2012

The foregoing certification is being furnished solely pursuant to 18 U.S.C. § 1350 and is not being filed as part of the report or as a separate disclosure document.